March 25, 1996

                  ENTERPRISE ACCUMULATION TRUST
             SUPPLEMENT PROSPECTUS DATED MAY 1, 1995

The following information supplements and supersedes any contrary information in the section of the Prospectus entitled
"Management of the Fund".

Subject to shareholder approval, the management fee of the Equity Portfolio, Small Cap Portfolio and Managed Portfolio will be increased effective May 1, 1996, from .60% to .80% of average daily net assets under management. Under the new advisory arrangements, the Portfolio Manager, OpCap Advisors, formerly known as Quest For Value Advisors, will receive .40% of that fee for assets up to $1,000,000,000 and .30% for assets in excess of $1,000,000,000.

The individuals at OpCap Advisors responsible for the day-to-day management of the Small Cap Portfolio are Louis Goldstein, Vice President of Oppenheimer Capital, and Timothy McCormack, Vice President of Oppenheimer Capital. They have more than 22 years combined experience in the investment industry.

March 25, 1996


March 25, 1996

Office of Records
Securities and Exchange Commission
450 Fifth St.
Washington, D.C. 20549


Re:  Enterprise Accumulation Trust
     Registration No. 33-21534
     Rule 497 Filing

Dear Sir or Madam:

The following amendment to the prospectus dated May 1, 1996 is filed pursuant to Rule 497(e) by supplement or sticker to the above-referenced Fund. No changes were necessary to the cross-reference sheet.

Thank you for your assistance.

Sincerely,


Catherine R. McClellan
Senior Vice President and Secretary